Exhibit 99.1

INVESTOR PRESENTATION JULY 2022 1 INVESTOR PRESENTATION AUGUST 2022

This Company Presentation may contain "forward - looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects,” "projects,” "will,” "may,” "anticipates,” "believes,” "should,” "intends,” "estimates,” and other words of similar meaning . Readers are cautioned not to place undue reliance on these forward - looking statements, which are based on our expectations as of the date this Company Presentation is first provided to investors and speaks only as of such date . Readers are advised to consider the factors listed under the heading "Forward - Looking Statements" and "Risk Factors" in the Company's SEC filings, as may be updated and amended from time to time . We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . DISCLAIMER Cautionary Note on Forward - Looking Statements 2

To be the leading destination for all things Powersports by providing a personalized, multi - touch and seamless omnichannel customer experience. RUMBLEON IS BUILDING THE FUTURE OF POWERSPORTS Our Mission 3

RUMBLEON IS THE LEADING POWERSPORTS DESTINATION

RumbleOn is the nation's first technology-based Omnichannel marketplace in powersports, leveraging proprietary technology to transform the powersports supply chain from acquisition through distribution

FINANCIAL HIGHLIGHTS (TTM)[1]

76,122	TOTAL UNITS
$1.8B	REVENUE
$421M	GROSS PROFIT
$27M	NET INCOME
$123.7M	ADJ. EBITDA[2]
$35M	OPERATING CASH FLOW



55 RETAIL LOCATIONS IN **13** STATES, WHICH HAVE **46%** OF ALL IN-USE MOTORCYCLES IN THE US

BUSINESS SEGMENTS

POWERSPORTS

New and used powersport vehicle sales through retail and wholesale channels

Finance and insurance, parts, service and merchandise bundled with retail sales

AUTOMOTIVE

Used automotive vehicle sales via wholesale channels

VEHICLE LOGISITCS

Vehicles transported via freight brokerage agreements with dealers, distributors, or private party

Source: 2021 Motorcycle Industry Council, Inc., Motorcycle Statistical Analysis

[1] RumbleOn completed its business combination with RideNow on August 31, 2021, pro forma results are provided on a TTM basis, ended June 30, 2022, which include RideNow financial results for all presented periods; RumbleOn acquired Freedom Powersports on February 18, 2022 ("acquisition date "), contribution from Freedom is reflected as of the acquisition date.

[2] Represents Pro Forma Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure, a reconciliation of non-GAAP financial measures used in this presentation are provided in the appendix.

RUMBLE ON

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REVOLUTIONIZING THE POWERSPORTS INDUSTRY

RUMBLE ON	2017	2021	2022 & BEYOND
BUSINESS PROFILE	• Supply chain solution for the powersports industry	• First technology-driven omnichannel offering in powersports through its acquisition of RideNow	• Leading powersports destination for consumers nationwide
KEY INITIATIVES	• Pre-owned Harley Davidsons and metric motorcycles online	• Established a physical footprint to integrate with an online platform • Offers products, services and merchandise	• Extends beyond its 55 physical locations and expects to launch its first experience center in Dallas, TX
SCALE	• Launched cash offer program to buy powersport vehicles from consumers, reaches nearly 7,000 VINS by year end • Sold 678 total units	• Cash offer program reaches nearly 1M unique VINS • Sold 55,415 powersport units (pro forma[1])	• Expand its retail presence in strategic locations • Continue to gain market share
MIX	• 100% of inventory acquired from consumers and majority sold through wholesale • Primarily Harley Davidson and launched metric	• 88% of used powersport vehicles sold to retail, 12% sold through wholesale • Retail sales represent robust mix of all major brands and OEMs	• Grow market share in used retail powersport units • Expects >50% YoY growth in used retail powersport units in FY 2022[3]

POWERSPORTS REVENUE ($m)


$7.2
$61.2
$101
$47.5
$1,100
2017
2018
2019
2020
2021[1]

POWERSPORTS GPU[2] ($m)


$751
$806
$935
$1,478
$6,725
2017
2018
2019
2020
2021[1]

POWERSPORTS ASP ($m)


$10,577
$7,180
$7,657
$8,996
$22,500
2017
2018
2019
2020
2021[1]

RUMBLE ON

[1] RumbleOn completed its business combination with RideNow on August 31, 2021, pro forma results are provided for the full year 2021, which include RideNow financial results for the full year, Prior years are on a GAAP basis; contribution from Freedom Powersports is reflected as of the acquisition date.
[2] Powersports GPU is defined as total gross profit from all Powersports units, inclusive of finance and insurance, P&S, net divided by retail Powersports units sold
[3] RumbleOn's Financial outlook for the full year 2022 is as of Aug 9, 2022 and management undertakes no obligation to update or revise expectations, except as required by law.

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Q2 2022 FINANCIAL RESULTS SNAPSHOT Demonstrated Execution 6 TOTAL COMPANY POWERSPORTS SEGMENT TOTAL UNITS TOTAL REVENUE GROSS PROFIT NET INCOME ADJ. EBITDA 1 CASH FLOW FROM OPERATIONS 23,330 $546.1M $138.0M $14.0M $44.3M $18.7M +20% QoQ +19% QoQ +31% QoQ +54% QoQ +41% QoQ $50.0M YTD TOTAL POWERSPORTS UNITS TOTAL POWERSPORTS REVENUE TOTAL POWERSPORTS GROSS PROFIT 20,713 $414.8M $130.0M +24% QoQ +23% QoQ +31% QoQ USED 9,347 +32% QoQ USED $128.6M +39% QoQ USED $24.5M +61% QoQ NEW 11,366 +17% QoQ NEW $184.1M +14% QoQ NEW $37.3 +20% QoQ 1 Adjusted EBITDA is a non - GAAP financial measure, a reconciliation of non - GAAP financial measures used in this presentation are provided in the appendix.

Addressable market size is based on 2017 US Census Bureau data and management estimates for peer - to - peer market size SIGNIFICANT MARKET OPPORTUNITY Leader in $100B+ addressable market INVESTMENT HIGHLIGHTS Creating a New Future in Powersports 7 FRICTIONLESS OMNICHANNEL GO - TO - MARKET Connecting online & offline transactions UNPARALLELED CUSTOMER CHOICE Through an end - to - end customer experience COMPELLING FINANCIAL PROFILE Multiple levers for continued profitable growth at scale

MARKET OPPORTUNITY 8

$100B+ TAM (excluding F&I, parts & service) RUMBLEON $1.81B TTM 2 REVENUE <2% market share SHIFTS IN DEMOGRAPHICS LEADER IN $100B+ ADDRESSABLE MARKET Large addressable market with strong secular tailwinds 9 Total addressable market size is based on 2017 US Census Bureau data and management estimates for peer - to - peer market size 1 SEMA State of the Industry Report, Spring 2022 2 TTM Revenue is as of June 30, 2020 Manufactures and retailers, on average, reported the fastest growth in the powersports segment over the past 12 months versus any other vehicle segment. 1 TRANSISTION TO OUTDOOR LIFESTYLE ACCELERATED DIGITAL LIFESTYLE

INEFFICIENT AND FRAGMENTED INDUSTRY

Robust category, laden with inefficiencies

ROBUST AND RAPIDLY GROWING CATEGORY RIPE FOR DISRUPTION

- OFFLINE
- ANTIQUATED INDUSTRY
- INEFFICIENT RESALE OPTIONS
- LIMITED CUSTOMER CHOICE
- INEFFICIENT ACCESS TO USED VEHICLES
- FRAGMENTED MARKET
- LOW TRANSPARENCY
- POOR CUSTOMER EXPERIENCE


ATV
ON ROAD
PERSONAL WATERCRAFT
SNOWMOBILE
OFF ROAD
SPORTBIKE
SIDE-BY-SIDE
THREE-WHEELER

7,000+	Powersport dealers in the U.S.
30	Midpoint of OEM NPS range[1]
<1%	Total powersports currently bought entirely in online transactions[2]
70%	Total used powersport transactions are peer-to-peer[2]
15%	Total U.S. Powersport sales are from the 50 large U.S. companies
85%	U.S. dealers only own a single dealership location

Source: Dun & Bradstreet First Research
[1] OEM NPS range is based on select OEM net promoter scores aggregated from Comparably.com
[2] Represents management's estimates

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RUMBLEON IS UNIFYING THE CUSTOMER EXPERIENCE Capitalizing on strong secular trends by building a leading destination for engaged consumers 11 A full service platform purpose - built to eliminate friction in the customer experience, bringing affordable fun to powersport enthusiasts nationwide Omnichannel platform offers the consumer the fastest, easiest and most transparent transaction online or in store Buy, Sell or Trade Online/ In Person RumbleOn Finance Online or In Store Cash Offer Apparel, Parts, Service & Merchandise Unparalleled Selection Online/ In Store Experience & Fulfilment Center Optimized Logistics Technology Driven Customer Experience

OMNICHANNEL CUSTOMER EXPERIENCE 12

FRICTIONLESS OMNICHANNEL STRATEGY RumbleOn is the first fully integrated online and offline customer experience in powersports 13 Our Omnichannel sales strategy provides customers with a seamless shopping experience, whether they're shopping online from a desktop or mobile device or in a brick - and - mortar store, offering superior choice and accessibility to customers nationwide. OMNICHANNEL PLATFORM DRIVES SUPERIOR CUSTOMER SATISFACTION AND VALUABLE ENGAGEMENT Sticky customer relationships High margin ancillary revenue Robust attribution data Access to high quality used inventory Trusted Partner Unparalleled customer experience Diverse inventory selection Frictionless buying/selling/financing Nationwide accessibility Single destination across ownership lifecycle

STRATEGIC RETAIL LOCATIONS PERSONALIZED EXPERIENCE OUTSIZED OPPORTUNITY FOR GROWTH RETAIL LOCATIONS ONLINE ACCESSIBILITY COAST TO COAST FRICTIONLESS OMNICHANNEL GO - TO - MARKET RumbleOn national footprint connects offline and online 14 55 RETAIL LOCATIONS 13 STATES 46% STRATEGICALLY LOCATED IN STATES WITH 46% OF ALL IN - USE MOTORCYCLES IN THE US 1 1.0M MONTHLY ONLINE VISITORS 1 2021 Motorcycle Industry Council, Inc., Motorcycle Statistical Analysis

LEADING OMNICHANNEL PLATFORM DRIVES CONTINUED GROWTH Strengthening the Omnichannel through organic and inorganic expansion 15 ORGANIC INORGANIC GROWTH DRIVERS USED INVENTORY AND USED RETAIL CENTERS OEM AND BRAND REPRESENTATION FULFILLMENT NETWORK EXPERIENCE CENTERS ONLINE eComm and integrated technology IN STORE 55 Retail locations and fulfillment INSTANT CASH OFFERS online with pick - up and in - store BROAD SELECTION of new and used inventory CULTURE of customer centricity GEOGRAPHY BRAND MIX CULTURE SERVICE, PARTS, ACCESSORIES & MERCHANDISE

UNPARALLELED CUSTOMER CHOICE 16

17 BEST - IN - CLASS CUSTOMER EXPERIENCE Trusted and engaging experience provides lifelong connectivity to customers THE ONLY PLATFORM BUILT ON TRUST QUALITY ASSURANCE CLEAR & CONSISTENT PRICING AFTER SALE SERVICE NO RISK MONEY BACK GUARANTEE PROFESSIONAL PICKUP & DELIVERY CUSTOMIZATION ONE - STOP SHOP Simple, friction - free: buy, sell, trade, finance, service; parts, accessories and merchandise CHOICE Something for everyone. Broadest selection of high - quality new and used inventory CONNECTIVITY Creating lifelong connections by fueling the passion and uniting a community of enthusiasts nationwide

TURNING TRANSACTIONS INTO LIFETIME RELATIONSHIPS Omnichannel engagement and best - in - class customer experience 18 NPS is based on RumbleOn’s customers who have received a cash offer online 98% 98% OF LIFETIME GOOGLE RATINGS ARE 4+ STARS 100+ 100+ EVENTS, RALLYS AND TRADESHOWS 3.5M+ 3.5M+ ANNUAL TRAFFIC THROUGH RUMBLEON.COM & RIDENOW.COM 78 EXCELLENT 0 30 70 - 100 100 Needs Improvement ( - 100 – 0) Good (0 – 30) Great (30 – 70) Excellent (70 – 100) NET PROMOTOR SCORE (NPS) ANALYSIS RumbleOn NPS

UNPARALLELED NEW AND USED INVENTORY SELECTION Leveraging proprietary technology for used inventory and scale for new inventory 19 NEW: 30+ OEM’S / 40+ BRAND’S • USED: OEM AND BRAND AGNOSTIC NEW • USED / LARGEST POWERSPORT INVENTORY SELECTION

ADD-ONS & SERVICES DRIVE CONTINUED ENGAGEMENT

Used retail sales create high-margin incremental revenue opportunities

SERVICE



82%	of powersports vehicle owners purchase, or plan to purchase, accessories within 3 months of vehicle purchase
39%	of part purchases are ordered in-store and picked up/installed in-store
40%	of retailers saw an increase in sales of utility or off-road accessories from Spring 2021 to Spring 2022
~55%	increase in accessory spending per vehicle from 2017 to 2019

PARTS, ACCESSORIES & MERCHANDISE


HONDA
YAMAHA
RACE SP

RUMBLE ON

Sources: SEMA State of the Industry Report, Spring 2022; 2021 SEMA US Market Data; SEMA Industry report 2014; Fortune Business Insights: Powersports Market Report, 2019

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FINANCE & INSURANCE

Offers customers unprecedented access to friction-free financing

A VERTICALLY INTEGRATED RETAIL FINANCING PLATFORM OFFERING FULL SPECTRUM LENDING

- Financing options for service and insurance coverages
- Offered in-store at all retail locations
- Preapprovals and paperless transactions 100% online
- Full spectrum lending
- Provides incremental sales opportunities
- Ongoing engagement throughout the customer lifecycle
- Financing options for service and parts at point of sale
- Improves access for customers
- Strengthens RumbleOn's value proposition


RUMBLE ON
FINANCE
~70%
Approval rating via RumbleOn Finance
65-70%
Powersport purchases are financed in the U.S.

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COMPELLING FINANCIAL PROFILE 22

FINANCIAL HIGHLIGHTS Pro Forma Total Company Results 1 23 1 RumbleOn completed its business combination with RideNow on August 31, 2021, pro forma results are provided for comparison purposes and include RideNow financial results for all presented periods; contribution from Freedom Powersports is reflected as of the acquisition date. 2 Adjusted EBITDA is a non - GAAP financial measure, a reconciliation of non - GAAP financial measures used in this presentation are p rovided in the appendix. 15,472 18,912 16,375 17,037 19,380 23,330 $344 $417 $383 $430 $460 $546 $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 - 5,000 10,000 15,000 20,000 25,000 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 TOTAL UNITS SOLD + TOTAL REVENUE ($mm) Total Units Sold Total Revenue $12 $30 $(17) $21 $9 $14 $31 $39 $22 $24 $31 $44 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 TOTAL COMPANY NET INCOME + ADJ. EBITDA 2 ($mm) Net Income Adj. EBITDA $85 $104 $88 $90 $105 $138 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 TOTAL GROSS PROFIT ($mm) $(13) $(5) $(12) $(2) $31 $19 $(0) $(0) $(8) $1 $(3) $(2) Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 OPERATING CASH FLOW + CAPEX ($mm) Operating Cash Flow CapEx (incl. technology development)

FINANCIAL HIGHLIGHTS Pro Forma Segment Results 1 TTM, as of June 30, 2022 24 1 RumbleOn completed its business combination with RideNow on August 31, 2021, pro forma results are provided for comparison purposes and include RideNow financial results for all presented periods; contribution from Freedom Powersports is reflected as of the acquisition date. Trailing Twelve Month (TTM) metrics are as of June 30, 2022. $256.0 $296.2 $275.0 $275.0 $336.8 $414.8 $77.6 $92.0 $80.4 $79.4 $99.2 $130.0 12,978 15,612 13,347 13,478 16,757 20,713 - 5,000 10,000 15,000 20,000 25,000 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 POWERSPORTS Revenue Gross Profit Units (#) POWERSPORTS SEGMENT AUTOMOTIVE SEGMENT VEHICLE LOGISTICS SEGMENT % OF REVENUE (TTM) % OF REVENUE (TTM) % OF REVENUE (TTM) 71% 26% 3% $84.1 $127.3 $105.3 $144.2 $110.7 $115.7 $6.2 $10.2 $6.5 $7.8 $3.4 $4.7 2,494 3,300 3,028 3,559 2,623 2,617 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 AUTOMOTIVE Revenue Gross Profit Units (#) $9.3 $15.5 $10.4 $8.7 $12.4 $15.5 $2.0 $3.2 $2.5 $2.0 $2.5 $3.2 18,907 23,502 20,284 21,847 21,831 25,472 - 5,000 10,000 15,000 20,000 25,000 30,000 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 VEHICLE LOGISTICS Revenue Gross Profit Units Transported (#)

FINANCIAL HIGHLIGHTS

Powersports Segment Financial Results

Q2 2022	Units (#) % QoQ	Revenue % QoQ	Gross Profit % QoQ
New Powersports	11,366 +17.5%	$184.1M +13.5%	$37.3M +19.6%
Used Retail Powersports	8,619 +41.3%	$122.9M +41.8%	$22.3M +51.3%
Used Wholesale Powersports	728 (25.6)%	$5.7M (1.1)%	$2.3M +384.0%
Parts, Service and Accessories	--	$65.3M +19.4%	$31.4M +24.1%
Finance & Insurance	--	$36.8M +33.8%	$36.8M +33.8%
Total Powersports	20,713 +23.6%	$414.8M +23.2%	$130.0M +31.0%

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STRONG GPU WITH SIGNIFICANT UPSIDE POTENTIAL Drive GPU expansion through scale and efficiencies 26 KEY DRIVERS OF GROSS PROFIT EXPANSION Expand availability of the cash offer tool for increased inventory acquisition from consumers Increase used retail unit sales Increase F&I attach rates with RumbleOn Finance Attachment of Parts and Service and merchandise Achieve cost efficiencies by capturing market share Enhanced fulfillment & centralized inventory Leverage data through technology and integrations Create lifetime customers through a superior customer experience 1 RumbleOn completed its business combination with RideNow on August 31, 2021, pro forma results are provided for comparison purposes and include RideNow financial results for all presented periods; contribution from Freedom Powersports is reflected as of the acquisition date. $3,517 $3,810 $4,403 $4,821 $4,835 $5,292 $5,126 $4,577 $4,681 $4,938 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 POWERSPORTS GPU (PRO FORMA) 1 RumbleOn began to supply more used units to retail locations, following its business combination with RideNow ; the resulting GPU impact is attributable to that mix shift ANNOUNCES PROPOSED BUSINESS COMBINATION WITH RIDENOW COMPLETES BUSINESS COMBINATION WITH RIDENOW

FINANCIAL OUTLOOK 27 1 RumbleOn’s financial outlook for the full year 2022 is as of August 9, 2022. Management undertakes no obligation to update or revise exp ec tations, except as required by law. REVENUE $1.9B - $2.0B REVENUE MIX >50% YoY growth in Used Retail Powersports Units New Retail Powersports Units to decline in the mid - single digits YoY, due to ongoing manufacturer supply chain constraints ADJUSTED EBITDA >$145M Including up to $20 million of incremental operating and capital investments in key strategic areas FINANCIAL OUTLOOK 1 FOR THE FULL YEAR 2022, AS OF AUGUST 9, 2022

28 COMPELLING UNIT ECONOMICS With multiple levers for growth and margin expansion NO PUBLIC COMPANY COMPS IN POWERSPORTS OMNICHANNEL HAS BEEN PROVEN IN THE AUTOMOTIVE SPACE POWERSPORTS UNIT ECONOMICS EXCEED LEADING PLAYERS IN THE AUTOMOTIVE SPACE Reflects automotive - only companies, categorized by each company’s respective go - to - market strategy Reflects RumbleOn’s powersports segment Note: ASP is calculated as total revenue divided by retail units sold; GPU is gross profit from new and used, and F&I divided r etail units sold 1 Data as of the most recently reported quarter, as of August 10, 2022 2 “Omnichannel” GPU includes gross profit from parts and services $20,026 $50,906 $39,557 $33,037 $4,938 $6,436 $3,658 $3,368 31.0% 20.3% 9.2% 10.2% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 RumbleOn Brick & Mortar Omnichannel Online-only RUMBLEON VS. SELECT AUTOMOTIVE - ONLY 1 ASP GPU Gross Margin 2

LONG - TERM GROWTH DRIVER Focused, disciplined execution 29 RETAIL USED UNIT SALES • Used inventory acquisition strategy provides robust selection • Supports increase in F&I, Services, Parts, Merchandise and Accessories • Omnichannel strategy drives engagement with our brand EXPERIENCE CENTER NETWORK • Provides centralized inventory for efficient fulfillment and distribution • Supports growth across parts, merchandise and accessories • Unique experience drives high - quality engagement and creates lifetime relationships TECHNOLOGY • Enables access to virtual inventory across all retail locations and online • Creates a seamless user experience • Improves data analytics to optimize inventory integration and fulfillment RUMBLEON FINANCE • Provides greater purchasing power to our customers • Creates incremental sales

APPENDIX 30

As required by the rules of the Securities and Exchange Commission ("SEC"), we provide reconciliations of the non - GAAP financial measures contained in this investor presentation to the most directly comparable measure under GAAP, which are set forth in the financ ial tables included in this investor presentation. Adjusted EBITDA is a non - GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. Non - GAAP financial measures are not necessarily cal culated the same way by different companies and should not be considered a substitute for or superior to U.S. GAAP. Adjusted EBITDA is defined as net income (loss) adjusted to add back interest expense (including debt extinguishment), deprec iat ion and amortization, changes in derivative liability, non - cash stock - based compensation costs, transaction costs, litigation expenses, and other non - recurring costs, as these recoveries, charges and expenses are not considered a part of our core business operations and are not an indicator of ongoing, future company performance. Adjusted EBITDA is one of the primary metrics used by management to evaluate the financial performance of our business. We pr ese nt adjusted EBITDA because we believe it is frequently used by analysts, investors and other interested parties to evaluate companies in our industry. Further, we believe it is helpful in highlighting trends in our operating results, because it excludes, among other things, c ert ain results of decisions that are outside the control of management, while other measures can differ significantly depending on long - term strategic decis ions regarding capital structure and capital investments. With respect to our 2022 adjusted EBITDA target, a reconciliation of this non - GAAP measure to the corresponding GAAP measure is not available without unreasonable effort due to the complexity of the reconciling items that we exclude from this non - GAAP measure. DISCLAIMER Non - GAAP Financial Measures 31

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

(Dollars in thousands)	TTM (as of 6/30/22)	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021	YTD 2021
Net income	$ 27,103	$ 14,033	$ 9,141	$ 20,660	$ (16,731)	$ 30,013	$ 11,553	$ (9,725)
Interest Expense (incl debt extinguishment)	43,326	13,275	11,181	8,298	10,572	10,811	10,666	16,405
Depreciation & amortization	16,917	5,879	4,474	3,155	3,409	3,379	3,257	6,103
Income tax provision	(9,311)	4,870	2,380	(10,984)	(5,577)	10,004	3,851	(21,665)
Interest & miscellaneous income	(518)	(249)	-	-	(269)	(389)	(733)	-
EBITDA	**$ 77,517**	**$ 37,808**	**$ 27,176**	**$ 21,129**	**$ (8,596)**	**$ 53,818**	**$ 28,594**	**$ (8,882)**
ADJUSTMENTS:								
Change in derivative & warrant liabilities	(14)	-	(39)	25	-	-	21	8,799
Stock based compensation	32,207	2,753	1,879	2,762	24,813	947	1,275	29,219
Transaction costs	3,727	687	716	766	1,558	860	1,097	4,281
Other non-recurring costs	5,999	2,479	1,697	374	1,449	81	121	2,025
Insurance proceeds	(3,135)	-	-	-	(3,135)	-	-	(3,135)
PPP loan forgiveness	(2,682)	-	-	(2,110)	(572)	(19,039)	-	(2,682)
Change in derivative liability	6,518	-	-	-	6,518	2,235	-	-
Litigation expenses	-	-	-	-	-	-	-	-
Purchase accounting related	1,980	592	-	1,388	-	-	-	1,388
Pro forma adjustments	1,545	-	-	-	1,545	597	383	-
ADJUSTED EBITDA	**$ 123,662**	**$ 44,319**	**$ 31,429**	**$ 24,334**	**$ 23,580**	**$ 39,499**	**$ 31,491**	**$ 31,013**

RUMBLE ON

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33 INVESTOR RELATIONS : investors@rumbleon.com